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                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, DC   20549



                                       FORM 8-K


                                    CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of Earliest Event Reported) December 9, 1997


                                 STARMET CORPORATION
                                 -------------------
                (Exact name of Registrant as Specified in its Charter)

    MASSACHUSETTS                0-8836                       04-2506761
    (State or other            (Commission                  (IRS Employer
    jurisdiction of            File Number)               Identification No.)
     incorporation
    or organization)

               2229 Main Street, Concord, Massachusetts 01742
               ----------------------------------------------
            (Address of Principal Executive Offices) (Zip Code)

                             (508) 369-5410
               ----------------------------------------------
            (Registrant's Telephone Number, Including Area Code)

               ----------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS

    On December 9, 1997, Brush Wellman, Inc. ("Brush Wellman") filed a patent infringement suit against Starmet Corporation (the "Company") in United States District Court for the District of Massachusetts (Case No. 97-12705-RCO) alleging that the Company is infringing a patent awarded to Brush Wellman for the investment casting of aluminum beryllium alloys. Brush Wellman currently holds U.S. Patent No. 5,642,773 entitled " Aluminum Alloys Containing Beryllium and Investment Casting of Such Alloys." Brush Wellman is seeking an injunction of the Company's alleged patent infringement, monetary damages (including treble damages) and attorney fees. The Company's answer to Brush Wellman's complaint is due December 30, 1997. The Company, on December 17, 1997, issued a press release concerning the litigation with Brush Wellman, a copy of which is Exhibit 99 hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

     Exhibit No.              Exhibit

        99       Press Release dated December 17, 1997.


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

STARMET CORPORATION


  /s/ Robert E. Quinn
--------------------------
Robert E. Quinn, President

Date: December 17, 1997